Related-Party and Party in Interest Transactions	12 Months Ended
Dec. 31, 2025
EPB 001 [Member]
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party and Party in Interest Transactions

Note 6.    Related-Party and Party in Interest Transactions

Certain Plan assets are invested in a fund that includes the Company’s common stock as described in Note 2. These investments are considered party in interest transactions. Fees incurred by the Plan for investment management services are included in net appreciation in fair value of investments, as they are paid through revenue sharing, rather than a direct payment. As described in Note 2, the Plan made direct payments to the third-party administrator of $94,213 which were not covered by revenue sharing. The Bank pays directly any other fees related to the Plan’s operations.